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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 7, 2017, in Amendment No. 2 to the Registration Statement (Form S-11 No. 333-221708) and related Prospectus of Industrial Logistics Properties Trust dated December 19, 2017.

/s/ Ernst & Young LLP

Boston, MA
December 18, 2017

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm